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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 10, 2003

                                STEELCLOUD, INC.
             (Exact name of registrant as specified in its charter)


   Virginia                      0-24015                              54-1890464
   (State or other               (Commission                       (IRS Employer
   jurisdiction of               File Number)                Identification No.)
   incorporation)


                                1306 Squire Court
                            Sterling, Virginia 20166
          (Address of principal executive offices, including zip code)

                                 (703) 450-0400
              (Registrant's telephone number, including area code)


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Item 7.  Financial Statements and Exhibits

         Exhibit 99.1 - Press release dated September 10, 2003

Items 9 and 12. Regulation FD Disclosure and Results of Operations and Financial Condition Pursuant to Securities and Exchange Commission Release No. 33-8216 dated March 27, 2003, the information provided in this report is being furnished under Item 12 of Form 8-K.

On September 10, 2003, SteelCloud, Inc. issued a press release announcing financial results for its fiscal third quarter ended July 31, 2003. A copy of this press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 11, 2003

                                                By: /s/ Thomas P. Dunne
                                                    ----------------------------
                                                    Name:  Thomas P. Dunne
                                                    Title: Chairman and Chief
                                                           Executive Officer